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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 8, 2001
                                                         ----------------

                             ADMIRALTY BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0-24891                  65-0405207
------------------------------      -------------          ---------------------
 (State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)

                4400 PGA Boulevard
           Palm Beach Gardens, Florida                              33410
      --------------------------------------                      ---------
     (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (561) 624-4701
                                                           --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on November 8, 2001 announcing that Admiralty Bank has exceeded $500 million in assets.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------
         99                                 Press Release dated November 8, 2001
                                            announcing that Admiralty Bank has
                                            exceeded $500 million in assets.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ADMIRALTY BANCORP, INC.
                                      (Registrant)


Dated:   November 20, 2001            By: /s/ WARD KELLOGG
                                          -------------------------------------
                                          WARD KELLOGG
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated November 8, 2001                     5
                  announcing that Admiralty Bank has
                  exceeded $500 million in assets.